UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):   December 7, 2009

Dresser-Rand Group Inc.
(Exact name of registrant as specified in its Charter)

Delaware	001-32586	20-1780492
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10205 Westheimer Road, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 354-6100

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2009, Dresser-Rand Group Inc. (the “Company”) entered into Confidentiality, Non-Compete, Severance and Change in Control Agreements (the “Agreements”) with certain of its executive officers, including certain of the named executive officers included in the Company's proxy statement for its annual meeting held on May 12, 2009. Capitalized terms used in this report but not defined herein are defined in the Agreements, forms of which are attached as exhibits hereto and are incorporated herein by reference.

Agreements with U.S. Named Executive Officers

The Agreements entered into with Mark E. Baldwin and Mark F. Mai (collectively, the “U.S. Named Executive Officers”) provide for certain severance payments in the event the executive is terminated in various circumstances. If the executive is involuntarily terminated by the Company without Cause, the executive shall be entitled to receive a payment equal to (i) the "Standard Severance Amount" set forth in the table below, (ii) any earned but unpaid salary and payment for accrued but unused vacation days, (iii) any bonus amount under the Company's Annual Incentive Plan previously earned in full but not yet paid for fiscal years prior to the fiscal year in which the executive is terminated, and (iv) continued medical, dental, disability and life insurance coverage for one year.

If the executive is terminated by the Company for Cause or due to a Voluntary Termination by executive with or without Good Reason, the executive shall be entitled to receive a payment equal to (i) any earned but unpaid salary and payment for accrued but unused vacation days and (ii) any bonus amount under the Company's Annual Incentive Plan previously earned in full but not yet paid for fiscal years prior to the fiscal year in which the executive is terminated.

If the executive is terminated within two years of a Change in Control of the Company by the Company without Cause or due to a Voluntary Termination by executive with Good Reason, the executive shall be entitled to receive a payment equal to (i) the “Change-In-Control Severance Amount” set forth in the table below, (ii) any earned but unpaid salary and payment for accrued but unused vacation days, (iii) any bonus amount under the Company's Annual Incentive Plan previously earned in full but not yet paid for fiscal years prior to the fiscal year in which the executive is terminated, and (iv) continued medical, dental, disability and life insurance coverage for two years.

The Agreements subject the U.S. Named Executive Officers to customary confidentiality obligations during his or her employment by the Company and at all times following termination, non-compete obligations (i) following termination, for the “Standard Non-Compete Period” set forth in the table below or (ii) following termination by the Company without Cause or Voluntary Termination by the executive with Good Reason, if either occurs within two years following a Change in Control of the Company, for the “Change-In-Control Non-Compete Period” set forth in the table below, and non-solicitation obligations during his or her employment and for three years following termination.

The Standard Severance Amount, Change-In-Control Severance Amount, Standard Non-Compete Period and Change-In-Control Non-Compete Period with respect to each U.S. Named Executive Officer are as follows:

U.S. Named Executive Officer	Standard Severance Amount	Change-In-Control Severance Amount	Standard Non-Compete Period	Change-In-Control Non-Compete Period

Mark E. Baldwin	2.625 times Base Salary	2.5 times Base Salary + Annual Incentive at Target	1 year	2 years

Mark F. Mai	1.5 times Base Salary	2.5 times Base Salary + Annual Incentive at Target	1 year	2 years

This description of the Agreement with the U.S. Named Executive Officers is qualified by reference to the full text of the Agreement, a form of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Agreement with Jean-Francois Chevrier

The Agreement entered into with Jean-Francois Chevrier provides for certain severance payments in the event the executive is terminated. If the executive is terminated by the Company for any reason other than serious or very serious misconduct, the executive shall be entitled to receive a payment equal to (a) 1.5 times the executive's Base Salary minus (b) the sum of (i) 6/10th of executive's average monthly salary and contractual premiums received during the last 12 months of employment and (ii) the dismissal indemnity set forth by Article 29 of the French National Collective Bargaining Agreement of Engineers and Managers of the Metal Industry (the “CBA”).

If the executive is terminated within two years of a Change in Control of the Company by the Company for any reason other than serious or very serious misconduct, the executive shall be entitled to receive a payment equal to (a) 2 times the executive's Base Salary and annual incentive at target minus (b) the sum of (i) 6/10th of executive's average monthly salary and contractual premiums received during the last 12 months of employment and (ii) the dismissal indemnity set forth by Article 29 of the CBA.

The Agreement subjects the executive to customary confidentiality obligations during his employment by the Company and at all times following termination, non-compete obligations for a period of one year following termination, renewable for one additional year if the executive is terminated within two years of a Change in Control of the Company, and non-solicitation obligations during his employment and for three years.

This description of the Agreement with Jean-Francois Chevrier is qualified by reference to the full text of the Agreement, a form of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Form of Confidentiality, Non-Compete, Severance and Change in Control Agreement with U.S. Named Executive Officers.

10.2	Form of Confidentiality, Non-Compete, Severance and Change in Control Agreement with Named Executive Officers Residing in France.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRESSER-RAND GROUP INC.

By:	/s/ Mark F. Mai
Name:	Mark F. Mai
Title:	Vice President, General Counsel and Secretary

Date: December 8, 2009

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Confidentiality, Non-Compete, Severance and Change in Control Agreement with U.S. Named Executive Officers.

10.2	Form of Confidentiality, Non-Compete, Severance and Change in Control Agreement with Named Executive Officers Residing in France.